UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2022

Plug Power Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34392	22-3672377
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

968 Albany Shaker Road, Latham, New York	12110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 782-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PLUG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934(§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On March 16, 2022, the Audit Committee of the Board of Directors (the “Audit Committee”) of Plug Power Inc. (the “Company”) approved the dismissal of, and dismissed, KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm.

The audit reports of KPMG on the consolidated financial statements of the Company for each of the two most recent fiscal years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2021 and 2020 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG’s audit reports for each fiscal year contained an adverse opinion on the effectiveness of the Company’s internal control over financial reporting, related to the below described material weaknesses, and excluded an evaluation of internal control over financial reporting of certain entities acquired by the Company, including Applied Cryo Technologies and Frames Holdings B.V. as of December 31, 2021 and Giner ELX, Inc. and United Hydrogen Group Inc. as of December 31, 2020.

During the Company’s two most recent fiscal years and subsequent interim period from January 1, 2022 to March 16, 2022, (i) there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of such disagreements in their reports on the Company’s consolidated financial statements for such years, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except for the material weaknesses described below.

As previously disclosed in Item 9A of the Company’s Annual Reports on Form 10-K for each of the fiscal years ended December 31, 2021 and 2020, and in the amendment to its Annual Report on Form 10-K for the fiscal year 2020, the Company concluded that its internal control over financial reporting was not effective as of December 31, 2021, 2020, 2019 and 2018 due to certain material weaknesses. In its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and the accompanying amendment thereto, the Company disclosed a material weakness related to: an insufficient complement of trained, knowledgeable resources to execute the Company’s responsibilities with respect to internal control over financial reporting for certain financial statement accounts and disclosures, which resulted in the Company not conducting an effective risk assessment process that was responsive to changes in the Company's operating environment and not designing and implementing effective process-level controls activities in the following areas: (a) presentation of operating expenses; (b) accounting for lease-related transactions; (c) identification and evaluation of impairment, accrual for loss contracts, certain expense accruals, and deemed dividends; and (d) timely identification of adjustments to physical inventory in interim periods. In its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, the Company disclosed material weaknesses related to: (i) an insufficient complement of trained, knowledgeable resources to execute the Company’s responsibilities with respect to internal control over financial reporting, which resulted in the Company not conducting an effective risk assessment process that was responsive to changes in the Company's operating environment and not designing and implementing effective process-level controls activities for certain financial statement accounts and disclosures as follows: (a) presentation of operating expenses; (b) accrual for loss contracts related to service; and (c) identification of adjustments to physical inventory; and (ii) ineffective general information technology control activities over an information technology system that is used in calculating fuel billings due to the ineffective risk assessment in identifying the relevant system, resulting from not designing and implementing general information technology control activities in response to the current year growth in fuel delivered to customers.

The Company provided KPMG with a copy of this Current Report on Form 8-K and requested that KPMG furnish a letter addressed to the SEC stating whether it agrees with the statements made above therein. A copy of KPMG’s letter dated March 21, 2022 is attached hereto as Exhibit 16.1.

(b) Engagement of Independent Registered Public Accounting Firm

On March 16, 2022, following the completion of a competitive process with several independent registered public accounting firms, the Audit Committee appointed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

During the Company’s two most recent fiscal years ended December 31, 2021 and 2020 and subsequent interim period from January 1, 2022 to March 16, 2022, neither the Company nor anyone on its behalf consulted Deloitte regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
16.1	Letter of KPMG LLP, dated March 21, 2022. (filed herewith)
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plug Power Inc.

Date: March 21, 2022	By:	/s/ Paul Middleton
Name: Paul Middleton
Title: Chief Financial Officer